Exhibit 10.1
Confidential

North American Fleet, Lease & Remarketing Operations	16800 Executive Plaza Dr. Regent Court Bldg., 6N-1A Dearborn, MI 48126

July 15, 2010

To:  Mike Schmidt, Vice President – Fleet Services
       Avis Budget Car Rental, LLC

 Subject: Avis Budget Car Rental 2011 Model Year Program Letter

This Avis Budget Car Rental, LLC 2011 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties") pursuant to the 2008-2011 [REDACTED] (“Agreement”) regarding Acquisition of Ford Vehicles for the 2011 Acquisition Year (AY) by ABCR.  Ford's program is offered to meet competitive offers and promote the selection of 2011 model year Ford, Lincoln and Mercury products.  As agreed by both Parties, [REDACTED]in this Program.  Ford will work directly with [REDACTED].

This Program Letter is subject to the terms of the Agreement, and to the extent of any inconsistency between this Program Letter and the Agreement, the Agreement shall control.  Terms used in this Letter that are defined in the Agreement shall have the meaning set forth in the Agreement.  Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR regarding Ford's 2011 Model Daily Rental Repurchase Program and Ford's 2011 Model Daily Rental Long Term Risk Program (the "Program Communications"), which are also subject to the Agreement, control.  Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles.  This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

[REDACTED] Agreement
As outlined in paragraph [REDACTED]of the Agreement, it is agreed an [REDACTED] Agreement shall not apply for calendar year 2011.

Confidential

Purchase Volume & Timing
ABCR agrees to Acquire a Projected Annual Volume of [REDACTED] 2011 AY Ford Vehicles from the dealers of their choice in the United States.  ABCR agrees that for the 2011 Acquisition year only, notwithstanding any language to the contrary in the Agreement, this Projected Annual Volume of [REDACTED].  Ford agrees to make efforts to allocate a minimum of [REDACTED] 2011 AY Vehicles under the terms and conditions of Ford’s 2011 Model Daily Rental Repurchase Program and Ford’s 2011 Model Daily Rental Long Term Risk Program.  ABCR agrees to order a minimum [REDACTED] Vehicles from Ford for production prior to December 15, 2010.  Only if mutually agreed upon by the Parties, may a minimum amount different from [REDACTED] be ordered.  In consideration of annual purchase volume timing, Acquisition Year as defined in the Agreement may be ended prior to August 31, 2011 if mutually agreed by both parties.

ABCR agrees to acquire Ford Vehicles in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

The Parties hereto acknowledge and agree that the Agreement, this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, but excluding agreements between Ford and ABCR Licensees, shall constitute a single contract among the parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

Payments
Payments to ABCR are described below and outline on Attachment II “Payment Summary” attached hereto and incorporated herein.

[REDACTED]:  The annual [REDACTED] will be a [REDACTED] plus the agreed upon [REDACTED] according to the Agreement.  This will be paid pursuant to the Agreement via EFT.  ABCR agrees that if by June 1, 2011 it fails to have all [REDACTED] orders submitted into the Ford System and if such orders are not purchased by August 31, 2011, ABCR shall repay to Ford [REDACTED] made by Ford during the period of December 1, 2010– June 1, 2011.

[REDACTED]:  Pursuant to the Agreement, the [REDACTED] will apply to all acquisitions of Ford vehicles (excluding hybrids) by ABCR exceeding [REDACTED] total volume.

[REDACTED] are eligible to receive [REDACTED] but total payment between [REDACTED] cannot exceed [REDACTED].

[REDACTED] as outlined on Attachment II “Payment Summary” attached hereto and incorporated herein.  This payment will be made through [REDACTED] following the sale date.  [REDACTED] when the Vehicles are returned.

Acquisition Year Definition and Order Timing:  The 2011 Acquisition Year (AY) is defined in the 2011 Model Daily Rental Repurchase Program and in the 2011 Model Long Term Rental Program and is detailed in Attachment VIII "Program Year Volume" attached hereto and incorporated herein.

Confidential

Risk Program
ABCR agrees to purchase [REDACTED] Ford Risk Vehicles in the 2011 AY as outlined on Attachment I “Program Volume” [REDACTED] subject to mutual consent of the Parties as to volume and mix.  Vehicle mix and incentives are outlined on Attachment I “Program Volume and on Attachment III "Risk Incentives" attached hereto and incorporated herein.  The enhanced portion of the Risk Incentives (the "Enhanced Incentive") is offered for specific models / specifications as outlined on Attachment III "Risk Incentives" attached hereto and incorporated herein.  If specific models/specifications are not ordered, the Risk Incentive will be reduced or eliminated.

The following early 2012 MY Vehicles will be offered as part of the 2011 AY: Focus, Mustang, Edge, and MKX.  [REDACTED] and are subject to incentive changes.  Incentives have not been determined on these 2012 models and ABCR has the option of ordering [REDACTED].

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K unless the Parties mutually agree [REDACTED].  Risk incentive payments will be made monthly through the automated competitive allowance payment system.  All Risk Vehicles, including the 2010 Explorer and the 2010 F150, [REDACTED] with the exception of any equipment changes or reconfigurations that affect the price.

Guaranteed Auction Value ("GAV") Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2011 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.           All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program."  The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.           The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions:  (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction.  The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.           To reimburse ABCR for [REDACTED]held for sale at Ford Sponsored Auctions more than [REDACTED] from Acceptance Date, [REDACTED] will be included in the GAVSA as follows:

•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]

Confidential

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
On the [REDACTED] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year.  In addition to the Repurchase Settlement Amount, Ford will also [REDACTED] set forth herein.

f.	Notwithstanding anything to the contrary in the Repurchase Programs, as of the date of this Program Letter Ford shall be under no further obligation to repurchase vehicles except as set forth herein.

g.
The Parties agree that this Program Letter amends the Ford 2011 Model Daily Rental Repurchase Program.  Except as specifically amended herein, all other terms and conditions in the 2011 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees to purchase [REDACTED] Ford GAV Vehicles in the 2011 AY as outlined on Attachment I “Program Volume” unless [REDACTED], in which case the GAV volume [REDACTED].  As part of the ABCR GAV Program, Ford agrees to the below described enhancements to the announced 2011 Model Repurchase Program.  The ABCR Guaranteed Auction Value Program details are outlined on Attachment IV "GAV Program Detail” and Attachment V “GAV Rates” attached hereto and incorporated herein.
•	[REDACTED]
•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any HI Vehicles 56G).

The following early 2012 MY Vehicles will be offered as part of the 2011 AY: Focus, Mustang, Edge, and MKX.  [REDACTED]

Days-In Service Program – Order Code 56Z (Overall Description)
•
Changes to the 2011 Days-In-Service Program from the 2010 ABCR Program are summarized below, and the details are outlined on Attachment IV "GAV Program Detail" attached hereto and incorporated herein.  Rates are outlined on Attachment V "GAV Rates".  As detailed in the 2011 Model Daily Rental Repurchase Program (page 7), the Ford Mustang continues to be the only model that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance.  Once vehicles are delivered order code 56Z is not transferable to other programs.

Confidential

▪	[REDACTED] days – [REDACTED] days
[REDACTED]

▪	[REDACTED] days – [REDACTED] days
Econoline and Flex mileage [REDACTED]

▪	[REDACTED] days – [REDACTED]days
Econoline and Flex mileage [REDACTED]

▪	[REDACTED] days – [REDACTED] days ([REDACTED] months)
[REDACTED]

▪	[REDACTED] days – [REDACTED] days ([REDACTED] months)
[REDACTED]

[REDACTED] will assume all the same guidelines [REDACTED]including any associated surcharge based on acceptance date [REDACTED].

[REDACTED]
•	[REDACTED]
•	[REDACTED] are set forth on Attachment VII [REDACTED] attached hereto and incorporated herein.
•	Any vehicle tendered for sale/repurchase, and rejected for any reason, [REDACTED].
•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.
•	[REDACTED] VINs must be submitted through Ford's fleet website after January 4, 2011.
•	The [REDACTED] prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD).
•	[REDACTED] submitted prior to the 15th of the month will [REDACTED] at the end of the month; [REDACTED] submitted after the 15th of the month will [REDACTED] at the end of the next month.
•	[REDACTED] that are made in error can be reversed but will be charged [REDACTED] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback
•	If Ford accepts a returned vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

Other Program Enhancements
Subject to Ford's agreement as to mix and return timing, Ford will [REDACTED] on the following [REDACTED].  ABCR must submit to Ford [REDACTED].
-	[REDACTED]
-	[REDACTED]

Confidential

Recap of 2011 AY Attachments

Attachment I	Program Volume
Attachment II	Payment Summary
Attachment III	Risk Incentives
Attachment IV	GAV Program Detail
Attachment V	GAV Rates
Attachment VII	[REDACTED]
Attachment VIII	Program Year Volume

This rental program and all of the enhancements apply to the 2011 Program Year.  This Program Letter is subject to the terms of the Supply and Feature Agreement, contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understandings, written or oral.  This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Please concur by signing below signifying ABCR's acceptance of the 2011 Program Letter.  By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program, including the [REDACTED].

Sincerely,

                       /s/ Susan Kizoff
  Susan Kizoff, Rental Manager

Agreed:

Avis Budget Car Rental, LLC /s/ Mike Schmidt	8/12/10
Mike Schmidt, Vice-President – Fleet Services	Date

Ford Motor Company Concurrence: /s/ Ken Czubay	8/3/10
Ken Czubay, V.P. Sales & Marketing	Date

CONFIDENTIAL
Attachment I
Ford Motor Company / Avis Budget Car Rental
2011 PROGRAM  VOLUME

	VOLUME a/			Memo: Cum Dec. Delivery b/

	Risk	Repurchase	Total
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Milan	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Mustang Coupe a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Mustang Convertible a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Grand Marquis	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crown Victoria c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Town Car	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Cross Overs
Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Edge a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUVs
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mariner	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer 2010 d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer 2011 a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Ford Trucks
F150 Super Crew 2010 d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
F150 Super Crew 2011	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
F250 Super Duty	[REDACTED]

Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- - - - -

a/ Risk/Repurchase mix is subject to change based on the analysis of the risk incentive when offered on designated vehicles

b/ Built no later than December 15, 2010

c/  Crown Victoria Rental package under development will begin production in January, 2011, terms TBD; Volume split between Risk and Repurchase as place holder, ABCR can determine split when incentives and rates are determined.

d/ 2010 Explorers and F150's will be paid under the 2010 Programs

CONFIDENTIAL
Attachment II
Ford Motor Company

2011 Program Year
Avis Budget Car Rental

PAYMENT SUMMARY

2011 Program Year
	Per Unit	Millions	Volume
CONTRACTUAL PAYMENTS
[REDACTED]a/
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
- [REDACTED] b/	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED] c/
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED] d/
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED] e/
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
- [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

-------------------------------------------

a/	[REDACTED]

b/	[REDACTED]

c/	[REDACTED]

d/	[REDACTED]
[REDACTED]

e/	[REDACTED]

CONFIDENTIAL
Attachment III

Ford Motor Company

'2011 Program Year

Avis Budget Car Rental

Risk Incentives

Risk Payment Detail (Requires Order Code 56K)

11 Model Year Vehicles & Minimum Specs	a/ National Fleet Incentive	+	b/ FIMPS Enhanced Incentive	+	c/ [REDACTED]	=	Risk Incentive	d/ [REDACTED]	=	Total Value Risk Payment

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]									[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]							[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]							[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]							[REDACTED]		[REDACTED]
[
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]									[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]		[REDACTED]		[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]			[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]										[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]		[REDACTED]

a/	[REDACTED]

b/	Incentive is based on minimum specifications. Paid via FIMPs monthly.

c/	2010 Explorer incentives will be paid through 2010 program [REDACTED]

d/	[REDACTED]

e/	[REDACTED]

CONFIDENTIAL
Attachment IV
Ford Motor Company / Avis Budget Car Rental
2011 Program Year

Guaranteed Auction Value (GAV)  PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS						Memo:
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

In-Service & Ordering Requirements

s	Months-In-Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	Days in Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	GAV Order Code	56Z	56Z	56Z	56Z	56G

(The number of Days in Service will Determine Tier)

Volume, Depreciation and Vehicle Lines

s	Base Depreciation Rates	See Program Summary / Dep Rates	See Program Summary / Dep Rates	Tier 2 Rates	See Program Summary / Dep Rates	See Program Summary / Dep Rates

s	Depreciation Return Surcharge b/	Mustang Only	Mustang Only	Mustang Only	Mustang Only	N/A

s	Vehicle Line Availability	All repurchase vehicles except: Focus, Fusion, Milan, MKS, MKX, Escape, Mariner, Econoline Van, Hybrids	All repurchase vehicles except: Focus, Fusion, Milan, Hybrids	Same as Tier 2	All repurchase vehicles except: Town Car, Econoline, Flex, Hybrids	All Repurchase Vehicles except Hybrids

s	Volume % per Tier (of total repurchase)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	4th Quarter Production (Sept-Dec) c/	[REDACTED]

s	Charge for Volume Deviations	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Return Restrictions

s	No Acceptance Dates d/	Holidays and 12-23-10 through 1-03-11

s	Max OSD 180 Day Extension e/	$15/day plus deprec.	$15/day plus deprec.	$15/day plus deprec.	$15/day plus deprec.	$15/day plus deprec.

Mileage

s	Econoline Wagon / Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	All Other Vehicles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	Excess Mileage Penalty	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]

Non-Return Program

s	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

s	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Turn In Standards

s	Shipping Costs	N/A	N/A	N/A	N/A	$200

s	Hawaii f/	N/A	N/A	N/A	N/A	10 days

s	Deductible	$500	$500	$500	$500	$500

s	Express Sign-Off	$100	$100	$100	$100	$100

s	All other standards and procedures provided in the 2011 Program Year Daily Rental Repurchase Program Announcement

- - - - -

a/	Minimum hold for E-Series is [REDACTED] months

b/	Mustang return surcharge applies as outlined in 2011 Model Daily Rental Repurchase Program (page 7)

c/	4th quarter production must be prioritized for production no later than December 15, 2010.

d/	Refer to 2011 Model Daily Rental Repurchase Program (page 12) for a complete list of closed Auctions and Ramp dates

e/	To keep vehicles from rejecting, there is a 180 day extension past Max out of Service Date at $15 per day plus normal depreciation

f/	The out-of-service date for Hawaii vehicles will be the date the vehicle is accepted at the designated marshalling area plus 10-days

CONFIDENTIAL
Ford Motor Company / Avis Budget Car Rental
Attachment V

2011 GAV RATES

2011 GAV
	Mthly Depreciation Rates a/				Other
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]b/
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Milan [REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Mustang Coupe c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Mustang Convertible c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Grand Marquis	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crown Victoria d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Town Car	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Cross Overs
Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 MKX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUVs
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mariner	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2010 Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2011 Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Ford Trucks
2010 & 2011 F150 Super Crew	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Van	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- - - - -

a/ Mthly Depreciation rates do not include [REDACTED]

b/ [REDACTED] on designated Repurchase Vehicles

c/ Subject to additional depreciation charges depending on return acceptance date according to Mustang Return Surcharge. See 2011 Rental Repurchase Program (page 7)

d/ Crown Victoria Rental Package under development; Rate not to exceed Grand Marquis

CONFIDENTIAL
Attachment VI
Ford Motor Company

2011 Program Year
Avis Budget Car Rental

[REDACTED]

11 MY Eligible Vehicles a/	[REDACTED] b/
	Spec A	Model	Spec B	Model
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	[REDACTED]	[REDACTED]
Mustang Convertible	[REDACTED]	[REDACTED]
2012 Mustang Coupe	[REDACTED]	[REDACTED]
2012 Mustang Convertible	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Grand Marquis	[REDACTED]	[REDACTED]
Crown Victoria	[REDACTED]	[REDACTED]
Town Car	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]

CROSS OVERS

Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Edge	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]
2012 MKX	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUV's
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2010 Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]
Expedition & Expedition EL	[REDACTED]	[REDACTED]
Navigator & Navigator L	[REDACTED]	[REDACTED]

TRUCKS

F-Series Super Crew	[REDACTED]	[REDACTED]
E-Series -- Wagon	[REDACTED]	[REDACTED]
E-Series -- Van	[REDACTED]	[REDACTED]

a/	Vehicle must be an eligible GAV vehicle [REDACTED]. If payment is made the vehicle is ineligible for future GAV return.

b/	[REDACTED] for the early 2012 models will be determined at a later date
Vehicle is ineligible for [REDACTED] after MOSD
[REDACTED] of any one vehicle line

CONFIDENTIAL
Attachment VII

Ford Motor Company

2011 Program Year
Avis Budget Car Rental

PROGRAM YEAR VOLUME
	A/	B/		ADJUSTMENTS			C/
	Start Date	11's not in		1	2		TOTAL
FULL PROGRAM YEAR	Corporate*	weekly rpt	Base	DATE	DATE		VOLUME

CARS

FIESTA	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
FOCUS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
FUSION	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MILAN	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MUSTANG COUPE	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MUSTANG CONV.	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
TAURUS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
GR MARQUIS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
CROWN VICTORIA	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
TOWN CAR	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

CROSSOVERS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

EDGE	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
FLEX	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MKT	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

SUVS & TRUCKS	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

ESCAPE	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
MARINER	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
EXPLORER	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
EXPEDITION	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
NAVIGATOR	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
F-SERIES	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
ECONOLINE WAGON	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
OTHER	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
HEV's	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

FUSION HEV	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]
ESCAPE HEV	[REDACTED]	[REDACTED]	[REDACTED]				[REDACTED]

Grand Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]

NOTES:
a/ All 2011 models are included from job 1 unless noted by start date
b/ Volume to add to Ford Weekly reports (ordered prior to 7/1/10)
c/ [REDACTED] not included